SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) is January 9, 2004

                                  YP.NET, INC.

             (Exact name of registrant as specified in its charter)

              NEVADA                    000-24217            85-0206668
  --------------------------------     ------------    ----------------------
  (State or other jurisdiction of      (Commission         (IRS Employer
   incorporation or jurisdiction)      File Number)    Identification Number)


         4940 E. JASMINE STREET, SUITE 105, MESA,
                        ARIZONA                               85205
         ------------------------------------------------  ------------
                   (Address of principal                    (Zip Code)
                     executive office)

Registrant's telephone number, including area code: (480) 654-9646



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Item 7. EXHIBITS.

EXHIBIT  NO.     ITEM
------------     ----

99.1             Press release dated January 9, 2004.



Item  5.  OTHER  EVENTS.

On January 9, 2004, YP.Net, Inc. issued a press release concerning a lawsuit filed against Stocklemon.com, via posting on its website and on Business Wire. A copy of the release is attached as Exhibit 99.1.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2004                      YP.NET,  INC.



                                            /s/     Angelo Tullo
                                            -----------------------------------

                                            Angelo Tullo, Chairman and Chief
                                            Executive Officer




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